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                                                                 Exhibit 10.2

                                                             EXHIBIT A TO THE
                                                SECURITIES PURCHASE AGREEMENT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER. SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED OR HYPOTHECATED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS WARRANT OR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT.


                              SERIES C WARRANT

                                     TO

                            PURCHASE COMMON STOCK

                                     OF

                       APPLIED DIGITAL SOLUTIONS, INC.

ISSUE DATE: OCTOBER 21, 2004                                WARRANT NO. C-1


         THIS CERTIFIES that SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC, a Delaware limited liability company or any subsequent holder hereof (the "Holder"), has the right to purchase from APPLIED DIGITAL SOLUTIONS, INC., a
-------
Missouri corporation (the "Company"), up to one million five hundred
                           -------
thousand (1,500,000) fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to
                                              ------------
adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and ending at 5:00 p.m., eastern time,
                        ----------
on the one hundred and fiftieth (150th) day following the Effective Date (the "Expiration Date"). This Warrant is issued pursuant to a Securities
      ---------------
Purchase Agreement, dated as of October 21, 2004 (the "Securities Purchase
                                                       -------------------


Agreement"). Capitalized terms used herein and not otherwise defined shall
---------
have the respective meanings set forth in the Securities Purchase Agreement.

         1.  Exercise.
             --------

         (a) Right to Exercise; Exercise Price. The Holder shall have the
             ---------------------------------
right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant
                                                                   -------
Shares"). The "Exercise Price" for each Warrant Share purchased by the
------         --------------
Holder upon the exercise of this Warrant shall be equal to $4.33, subject to adjustment for the events specified in Section 4 below.

         (b) Exercise Notice. In order to exercise this Warrant, the Holder
             ---------------
shall (i) send by facsimile transmission, at any time prior to 5:00 p.m., eastern time, on the Business Day on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the
               -------------
notice of exercise in the form attached hereto as Exhibit A (the "Exercise
                                                  ---------       --------
Notice"), and (ii) deliver the original Warrant and the Exercise Price to
------
the Company. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. If shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto.

         (c) Holder of Record. The Holder shall, for all purposes, be deemed
             ----------------
to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company, including, without limitation, the right to vote, the right to receive dividends or other distributions made to shareholders of the Company, and the right to exercise preemptive rights, prior to the Exercise Date.

         (d) Cancellation of Warrant. This Warrant shall be canceled upon
             -----------------------
its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new Warrant, and deliver to the Holder a certificate representing such new Warrant, with terms identical in all respects to this Warrant (except that such new Warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be
                           --------  -------
entitled to exercise all or any portion of such new Warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new Warrant or delivered to the Holder a certificate therefor.

         2.  Delivery of Warrant Shares Upon Exercise. Upon receipt of an
             ----------------------------------------
Exercise Notice pursuant to paragraph 1 above, the Company shall, no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) the date on which the Company has received payment of the Exercise Price (the "Delivery Date"), issue and deliver or caused to be delivered to
            -------------
the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of

                                     2

Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer
                                  ---
program ("FAST"), crediting the account of the Holder or its nominee at DTC
          ----
(as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

         3.  Failure to Deliver Warrant Shares.
             ---------------------------------

         (a) In the event that the Company fails for any reason (other than as a result of the Holder's failure to pay the aggregate Exercise Price for the Warrant Shares being purchased or to deliver the original Warrant to the Company) to deliver to the Holder the number of Warrant Shares specified in a duly tendered Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for five (5) Business Days
 ----------------
following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default
                                                        ----------------
Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate
--------                                -------------
Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of fifteen percent (15%) and the
        -------------
maximum rate permitted by applicable law (the "Default Interest Rate"),
                                               ---------------------
where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) Business Day of the calendar month following the calendar month in which such amount has accrued.

         (b) The Holder's rights and remedies hereunder are cumulative, and no right or remedy is exclusive of any other. The Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount
                                             -----
of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise).

         4.  Adjustments to Exercise Price.
             -----------------------------

         (a) Adjustment upon Subdivision or Combination of Common Stock. If
             ----------------------------------------------------------
the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the

                                     3

Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the Issue Date, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased.

         (b) Distributions. If the Company shall declare or make any
             -------------
distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including without limitation any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written
                           ------------
notice of such Distribution (a "Distribution Notice") to the Holder at least
                                -------------------
ten (10) Business Days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record
                                                                 ------
Date") and (ii) the date on which such Distribution is made (the
----
"Distribution Date"). The Holder shall be entitled, at its option (to be
 -----------------
exercised by written notice delivered to the Company on or before the tenth
(10th) Business Day following the date on which a Distribution Notice is delivered to the Holder), either (A) upon any exercise of this Warrant on or after the Record Date, to be entitled to receive on the Distribution Date (for any exercise effected on or prior to the Distribution Date) or the applicable Delivery Date (for any exercise effected after the Distribution
Date), the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such exercise had the Holder been the holder of such shares of Common Stock on the Record Date or (B) upon any exercise of this Warrant on or after the Record Date, to reduce the Exercise Price applicable to such exercise by reducing the Exercise Price in effect on the Business Day immediately preceding the Record Date by an amount equal to the fair market value of the assets to be distributed divided by the number of shares of Common Stock as to which such
            ----------
Distribution is to be made, such fair market value to be reasonably determined in good faith by the independent members of the Board of Directors of the Company.

         (c) Major Transactions. In the event of a merger, consolidation,
             ------------------
business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at
                   -----------------
least ten (10) Business Days written notice prior to the closing of such Major Transaction; provided, however, that the Company shall publicly
                   --------  -------
disclose the terms of any such Major Transaction on or before the date on which it delivers notice of a Major Transaction to the Holder. Upon the occurrence of a Major Transaction, (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issued to Holder for such exercise, the same per share consideration paid to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as are deemed appropriate by

                                     4

the Company's Board of Directors in order to preserve the economic benefits of this Warrant to the Holder.

         (d) Adjustments; Additional Shares, Securities or Assets. In the
             ----------------------------------------------------
event that at any time, as a result of an adjustment made pursuant to this paragraph 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this paragraph 4. Any adjustment made herein that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of shares of Common Stock into which this Warrant is exercisable.

         5.  Fractional Interests.
             --------------------

             No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the Market Price (as defined in the Series B Warrants) as of the Exercise Date.

         6.  Transfer of this Warrant.
             ------------------------

             The Holder may sell, transfer, assign or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act, and applicable state securities laws, and is otherwise made in accordance with the applicable provisions of the Securities Purchase Agreement. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer
                                               ---------       --------
Notice"), indicating the person or persons to whom this Warrant shall be
------
transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within ten (10) Business Days of receiving a Transfer Notice, an executed Investment Certificate and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

         7.  Benefits of this Warrant.
             ------------------------

             This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

                                     5

         8.  Loss, theft, destruction or mutilation of Warrant.
             -------------------------------------------------

             Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date in replacement for the lost, stolen, destroyed or mutilated Warrant.

         9.  Notice or Demands.
             -----------------

             Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

             If to the Company:

             Applied Digital Solutions, Inc.
             1690 South Congress Avenue
             Suite 200
             Delray Beach, Florida 33445
             Attn: Scott R. Silverman
             Tel:  561-805-8000
             Fax:  561-805-0002

             with a copy to:

             Holland & Knight LLP
             701 Brickell Avenue, Suite 3000
             Miami, Florida 33131
             Mailing Address: P.O. Box 015441, Florida, 33101
             Attn: Harvey A. Goldman, Esq.
             Tel:  305-374-8500
             Fax:  305-789-7799

and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

         10. Taxes.
             -----

             (a) The issue of stock certificates on exercises of this Warrant shall be made

                                     6


without charge to the exercising Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Warrant exercised, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

             (b) Notwithstanding any other provision of this Warrant or any other Transaction Document, for income tax purposes, any assignee or transferee shall agree that the Company and the Transfer Agent shall be permitted to withhold from any amounts payable to such assignee or transferee any taxes required by law to be withheld from such amounts. Unless exempt from the obligation to do so, each assignee or transferee shall, upon request, execute and deliver to the Company or the Transfer Agent, as applicable, a properly completed Form W-8 or W-9, indicating that such assignee or transferee is not subject to back-up withholding for United States Federal income tax purposes.

         11. Applicable Law.
             --------------

             This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

         12. Amendments.
             ----------

             No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is (A) set forth in writing and is signed by the Company and the Holder and (B) agreed to in writing by the holders of at least sixty-six percent (66%) of the number of shares into which the Warrants are exercisable, it being understood that upon the satisfaction of the conditions described in (A) and (B) above, each Warrant (including any Warrant held by a Holder who did not execute the agreement specified in (B) above) shall be deemed to incorporate any amendment, modification, change or waiver effected thereby as of the effective date thereof.

                         [Signature Page to Follow]


                                     7


         IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                          APPLIED DIGITAL SOLUTIONS, INC.


                                          By: /s/ Scott Silverman
                                             ----------------------------------
                                              Name:  Scott Silverman
                                              Title: CEO

                                     8


                                                         EXHIBIT A to WARRANT
                                                         --------------------

                               EXERCISE NOTICE
                               ---------------

         The undersigned Holder hereby irrevocably exercises the right to purchase ___________ of the shares of Common Stock ("Warrant Shares") of
                                                     --------------
APPLIED DIGITAL SOLUTIONS, INC. evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall
 -------
have the respective meanings set forth in the Warrant.

Number of Warrant Shares:
                         ------------

Exercise Price: $
                 --------------------

Date:
     -----------------------


-----------------------------------
     Name of Registered Holder

By:
   --------------------------------
   Name:
   Title:

         By tendering this Exercise Notice, the Holder represents to the Company that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D, and that it is acquiring the Warrants Shares solely for its own account, and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under the Securities Act or are exempt from the registration requirements of the Securities Act; provided, however, that, in making such representation, the Holder does not agree to hold the Warrants Shares for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Warrants Shares at any time in accordance with the provisions of the Warrant and with Federal and state securities laws applicable to such sale, transfer or disposition.

                                     9

                                                         EXHIBIT B to WARRANT
                                                         --------------------

                               TRANSFER NOTICE
                               ---------------

FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase ________ shares of the Common Stock of APPLIED DIGITAL SOLUTIONS, INC. evidenced by the attached Warrant.

Date:
     ----------------------------


--------------------------------------------
         Name of Registered Holder

By:
   --------------------------------
   Name:
   Title:

Transferee Name and Address:

--------------------------------

--------------------------------

--------------------------------

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